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                                                                   EXHIBIT 10(d)


                                   VIACOM INC.

                    2000 LONG-TERM MANAGEMENT INCENTIVE PLAN
               (AS AMENDED AND RESTATED THROUGH JANUARY 31, 2001)

                                    ARTICLE I

                                     GENERAL

SECTION 1.1  PURPOSE.

         The purpose of the Viacom Inc. 2000 Long-Term Management Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by rewarding certain key employees of the Company and its subsidiaries for their contributions to the financial success of the Company and thereby motivate them to continue to make such contributions in the future.

SECTION 1.2  DEFINITIONS.

         As used in the Plan, the following terms shall have the following meanings:

         (a) "Agreement" shall mean the written agreement or certificate governing a Grant under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

         (b) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant's death, Retirement or Permanent Disability (as described in Section 5.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

         (c) "Board" shall mean the Board of Directors of the Company.

         (d) "'Class B Common Stock"' shall mean shares of Class B Common Stock, par value $0.01 per share, of the Company.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

         (f) "Committee" shall mean the Compensation Committee of the Board (or such other Committee(s) as may be appointed or designated by the Board) to administer the Plan in accordance with Section 1.3 of the Plan.


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         (g) "Date of Grant" shall mean the effective date of the Grant of the
Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units and/or Phantom Shares as set forth in the applicable Agreement.

         (h) "Effective Date" shall have the meaning set forth in Article X.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

         (j) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by the Fitch Group Daily Market Publications or, if there is no such report or the Company no longer subscribes to such publication, the 4:00 p.m. (New York time) closing price as reported by The Wall Street Journal (Northeast edition) or any other authoritative source selected by the Company.

         (k) "Grant" shall mean a grant under the Plan which may consist of a grant of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares or a combination of any of the above.

         (l) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine.

         (m) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

         (n) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired or been terminated in accordance with its terms.

         (o) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an outstanding Grant has been made under the Plan.

         (p) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a subsidiary thereof for the Participant and that is in effect on the date of the onset of the Participant's Permanent Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement; PROVIDED, HOWEVER, with respect to grants of Incentive Stock Options, permanent disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.



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         (q) "Phantom Share" shall mean a contractual right granted to a
Participant pursuant to Article V to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

         (r) "Restricted Share" shall mean a share of Class B Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 hereof and to such other terms, conditions and restrictions as are set forth in the Plan and the applicable Agreement.

         (s) "Restricted Share Unit" shall mean a contractual right granted to a Participant pursuant to Article IV to receive either Class B Common Stock, a cash payment equal to the Fair Market Value of such Class B Common Stock or a combination of Class B Common Stock and cash, subject to the terms and conditions as are set forth in the Plan and in the applicable Agreement.

         (t) "Retirement" shall mean the resignation or termination of employment after attainment of an age and years of service required for payment of an immediate pension pursuant to the terms of any qualified defined benefit retirement plan maintained by the Company or a subsidiary in which the Participant participates; PROVIDED, HOWEVER, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion.

         (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

         (v) "Section 162(m)" shall mean Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

         (w) "Section 162(m) Exception" shall mean the exception under Section 162(m) for "qualified performance-based compensation."

         (x) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article II to receive an amount determined in accordance with Section 2.5 of the Plan.

         (y) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article II to purchase shares of Class B Common Stock at such time and price, and subject to such other terms and conditions, as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of Section 422 of the Code or "Non-Qualified Stock Options" which do not meet the requirements of such Code section.

         (z) "Termination for Cause" shall mean a termination of employment with the Company or any of its subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement


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applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, the Participant's: (A) dishonesty; (B) conviction of embezzlement, fraud or other conduct which would constitute a felony; (C) willful unauthorized disclosure of confidential information; (D) failure, neglect of or refusal to substantially perform the duties of the Participant's employment; or (E) any other act or omission which is a material breach of the Company's policies regarding employment practices or the applicable federal, state and local laws prohibiting discrimination or which is materially injurious to the financial condition or business reputation of the Company or any subsidiary thereof.

         (aa) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 5.2(a) hereof.

         (bb) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Class B Common Stock. The "average Fair Market Value" on a given date of a share of Class B Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Class B Common Stock was traded and a closing price was reported during such period, and (ii) shall equal the number of days, as determined by the Committee for the purposes of determining the average Fair Market Value for such Phantom Shares, on which the Class B Common Stock was traded and a closing price was reported during such period.

         (cc) To "vest" a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Phantom Share held by a Participant shall mean, with respect to a Stock Option or Stock Appreciation Right, to render such Stock Option or Stock Appreciation Right exercisable, subject to the terms of the Plan or the Agreement, and, in the case of a Restricted Share, Restricted Share Unit or Phantom Share, to render such Restricted Share, Restricted Share Unit or Phantom Share nonforfeitable, except where, with respect to Stock Options, Stock Appreciation Rights and Phantom Shares, a Participant's employment ends because of a Termination for Cause.

SECTION 1.3  ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board or by a Committee appointed by the Board, consisting of at least two members of the Board; PROVIDED that (i) with respect to any Grant that is intended to satisfy the requirements of Rule 16b-3, such Committee shall consist of at least such number of directors as is required from time to time by Rule 16b-3, and each such Committee member shall satisfy the qualification requirements of such rule; and (ii) with respect to any Grant that is also intended to satisfy the requirements of the Section 162(m) Exception, such Committee shall consist of at least such number of directors as is required from time to time to satisfy the Section 162(m) Exception, and each such Committee member shall satisfy the qualification requirements of such exception. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration


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and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding as to all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below and to determine the number of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares (or combination thereof) to be granted to each Participant. The Committee shall also have the authority to amend the terms of any outstanding Grant or waive any conditions or restrictions applicable to any Grant; PROVIDED, HOWEVER, that no amendment shall impair the rights of the holder thereof.

         With respect to any restrictions in the Plan or in any Agreement that are based on the requirements of Rule 16b-3, Section 422 of the Code, the
Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction to the extent that any such restrictions are no longer required, the Committee shall have the sole discretion and authority to make Grants that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding Grants.

SECTION 1.4  ELIGIBLE PERSONS.

         Grants may be awarded to any employee of the Company or any of its subsidiaries selected by the Committee.

SECTION 1.5  CLASS B COMMON STOCK SUBJECT TO THE PLAN.

         The total aggregate number of shares of Class B Common Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Shares or Restricted Share Units) shall be 100 million, subject to adjustment pursuant to
Article VI hereof. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. The delivery of shares of Class B Common Stock upon exercise of a Stock Option or Stock Appreciation Right in any manner and the vesting of Restricted Shares or Restricted Share Units shall result in a decrease in the number of shares which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Option or Stock Appreciation Right is exercised or by the number of Restricted Shares or Restricted Share Units which vest. To the extent permitted by law or the rules and regulations of any stock exchange on which the Class B Common Stock is listed, shares of Class B Common Stock with respect to which Stock Options and Stock Appreciation Rights expire, are canceled without being exercised or are otherwise terminated or, in the case of Stock Appreciation Rights or Restricted Share Units, are exercised for cash, may be regranted under the Plan. Restricted Shares or Restricted Share Units that are forfeited for any reason shall not be deemed granted for purposes of this Section 1.5 and may thereafter be regranted under the Plan.



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SECTION 1.6  LIMIT ON GRANTS TO PARTICIPANTS.

         The maximum aggregate number of (i) shares of Class B Common Stock that may be granted under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Shares or Restricted Share Units) and (ii) Phantom Shares or Restricted Share Units that may be granted under the Plan to any Participant during the five-year period starting on the Effective Date of the Plan is 20 million, subject to adjustment pursuant to Article VI hereof..

SECTION 1.7  AGREEMENTS.

         Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify the terms of the Grant, (iii) shall be signed by a person designated by the Committee and, if so required by the Committee, by the Participant, (iv) shall incorporate the Plan by reference and (v) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable. The Committee shall have the authority to require that any Agreement relating to a Grant in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more restrictive than the terms set forth in the Plan.


                                   ARTICLE II

                     PROVISIONS APPLICABLE TO STOCK OPTIONS

SECTION 2.1  GRANTS OF STOCK OPTIONS.

         The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine, and subject to satisfaction of any performance goal requirements established by the Committee. Each Agreement covering a Grant of Stock Options shall specify the number of Stock Options granted, the Date of Grant, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options, the period during which such Stock Options may be exercised and any vesting schedule, including any applicable performance goal requirements. Any Stock Option intended to qualify as an Incentive Stock Option that fails to so qualify will be deemed a Non-Qualified Stock Option.



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SECTION 2.2  EXERCISE PRICE.

         The Committee shall establish the per share exercise price at the time any Stock Option is granted at such amount as the Committee shall determine; PROVIDED that, with respect to any Incentive Stock Option or any Stock Option intended to qualify for the Section 162(m) Exception, such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant; and PROVIDED FURTHER that, with respect to any Incentive Stock Option that is granted to a person holding more than 10% of the combined voting power of all of the Class B Common Stock of the Company, such exercise price shall not be less than 110% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant. The exercise price will be subject to adjustment in accordance with the provisions of Article VI of the Plan.

SECTION 2.3  EXERCISE OF STOCK OPTIONS.

         (a) EXERCISABILITY. Stock Options shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant). A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement (or any employment agreement applicable to the Participant). The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

         (b) OPTION PERIOD. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; PROVIDED, HOWEVER, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

                  (i) LATEST EXERCISE DATE. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

                  (ii) REGISTRATION RESTRICTIONS. A Stock Option shall not be exercisable, no transfer of shares of Class B Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock subject to such Stock Option is required under any


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         federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (c) EXERCISE IN THE EVENT OF TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR PERMANENT DISABILITY.

                  (i) TERMINATION OTHER THAN FOR CAUSE, OR DUE TO RETIREMENT, DEATH OR PERMANENT DISABILITY. Except as otherwise provided in this
         Section 2.3, in the event that (A) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the voluntary termination by the Participant or the termination by the Company or any of its subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of six months after the date of such termination (or such longer period as may be determined by the Committee, in its discretion) or the Expiration Date, (B) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the Participant's Retirement, the Participant may exercise (x) his Outstanding Stock Options granted prior to January 31, 2001 to the extent exercisable on the date of Retirement until the earlier of the second anniversary of such date (or such longer period as may be determined by the Committee, in its discretion) or the Expiration Date, and (y) his outstanding Stock Options granted on or after January 31, 2001 to the extent exercisable on the date of Retirement until the earlier of the third anniversary of such date (or such longer period as may be determined by the Committee, in its discretion) or the Expiration Date; (C) the Permanent Disability of the Participant occurs, (x) his Outstanding Stock Options granted prior to January 31, 2001 may be exercised to the extent exercisable upon date of the onset of such Permanent Disability until the earlier of the first anniversary of such date (or such longer period not in excess of the second anniversary of such date as may be determined by the Committee, in its discretion) or the expiration of such Stock Options, and (y) his Outstanding Stock Options granted on or after January 31, 2001 may be exercised to the extent exercisable upon date of the onset of such Permanent Disability until the earlier of the third anniversary of such date (or such longer period as may be determined by the Committee, in its discretion) or the Expiration Date; and (D) a Participant dies during a period during which his Stock Options could have been exercised by him, (x) his Outstanding Stock Options granted prior to January 31, 2001 may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or permitted transfer until the earlier of the first anniversary of the date of death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the Expiration Date, and (y) his Outstanding Stock Options granted on or after January 31, 2001

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         may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or permitted transfer until the earlier of the second anniversary of the date of death (or such longer period as may be determined by the Committee, in its discretion) or the Expiration Date. Upon the occurrence of an event described in clauses (A), (B), (C) or (D) of this Section 2.3(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

                  (ii) TERMINATION FOR CAUSE. If a Participant's employment with the Company or any of its subsidiaries ends due to a Termination for Cause then, unless the Committee in its discretion determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

                  (iii) MAXIMUM EXERCISE PERIOD. Anything in this Section 2.3(c) to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

                  (iv) MINIMUM EXERCISE PERIOD. With respect to a termination described in Section 2.3(c)(i)(A) only, the Committee may establish a shorter exercise period for Incentive Stock Options of not less than three months following the date of termination.

                  (v) EXERCISE PERIODS FOLLOWING TERMINATION OF EMPLOYMENT. For the purposes of determining the dates on which Stock Options may be exercised following a termination of employment or retirement, death or permanent disability, the day following the date of termination of employment or retirement, death or permanent disability shall be the first day of the exercise period and the Stock Options may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date the Stock Options may be exercised is the last business day preceding the end of the exercise period.

SECTION 2.4  PAYMENT OF PURCHASE PRICE UPON EXERCISE.

         Every share purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash or, in the discretion of the Committee, in shares of Class B Common Stock (PROVIDED that such shares of Class B Common Stock have been held for at least six months by the Participant) or other securities of the Company designated by the Committee, in a combination of cash, shares or such other securities or in any other form of valid consideration that is acceptable to the Committee in its sole discretion.



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SECTION 2.5  STOCK APPRECIATION RIGHTS.

         The Committee may grant Stock Appreciation Rights only in tandem with a Stock Option, either at the time of Grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. Each Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Class B Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares or such other securities.


                                   ARTICLE III

                   PROVISIONS APPLICABLE TO RESTRICTED SHARES

SECTION 3.1  GRANTS OF RESTRICTED SHARES.

         The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Restricted Shares shall specify the number of Restricted Shares granted, the Date of Grant, the price, if any, to be paid by the Participant for such Restricted Shares and the vesting schedule (as provided for in Section 3.2 hereof) for such Restricted Shares, including any applicable performance goal requirements.

SECTION 3.2  VESTING.

         The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Grant of Restricted Shares and any applicable performance goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

SECTION 3.3  RIGHTS AND RESTRICTIONS GOVERNING RESTRICTED SHARES.

         As of the Date of Grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Class B Common Stock granted to a Participant shall be registered in his name but shall be held by the Company for the account of the


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Participant. The Participant shall have all rights of a holder as to such shares of Class B Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Class B Common Stock until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company or any subsidiary for any reason or the Participant's death, Retirement or Permanent Disability.

SECTION 3.4  ADJUSTMENT WITH RESPECT TO RESTRICTED SHARES.

         Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest. The Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange on which the Class B Common Stock is listed or other changes in circumstances arising after the Date of Grant, such action is appropriate.

SECTION 3.5  DELIVERY OF RESTRICTED SHARES.

         On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. One or more stock certificates for the appropriate number of shares of Class B Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; PROVIDED, HOWEVER, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

SECTION 3.6 TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR PERMANENT
DISABILITY.

     In the event that (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its subsidiaries other than for Cause, termination by the Company or any of its subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs, prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless, other than in the case of a termination by the Company or its subsidiaries for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Shares shall vest as of the date of such event, in which case certificates representing such shares shall be delivered, in accordance with Section 3.5 above, to the Participant or in


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the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.


                                   ARTICLE IV

                 PROVISIONS APPLICABLE TO RESTRICTED SHARE UNITS

SECTION 4.1  GRANTS OF RESTRICTED SHARE UNITS.

         The Committee may from time to time grant Restricted Share Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Restricted Share Unit awarded to a Participant shall correspond to one share of Class B Common Stock. Each Agreement covering a Grant of Restricted Share Units shall specify the number of Restricted Share Units granted and the vesting schedule (as provided for in Section 4.2 hereof) for such Restricted Share Units, including any applicable performance goal requirements.

SECTION 4.2  VESTING.

         The Committee shall establish the vesting schedule applicable to Restricted Share Units granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Grant of Restricted Share Units and any applicable performance goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

SECTION 4.3  ADJUSTMENT WITH RESPECT TO RESTRICTED SHARE UNITS.

         Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Share Units vest.

SECTION 4.4  SETTLEMENT OF RESTRICTED SHARE UNITS.

         On the date on which Restricted Share Units vest, all restrictions contained in the Agreement covering such Restricted Share Units and in the Plan shall lapse as to such Restricted Share Units and the Restricted Stock Units will be payable, at the discretion of the Committee, in Class B Common Stock, in cash equal to the Fair Market Value of the shares subject to such Restricted Share Units or in a combination of Class B Common Stock and cash. In the event the Restricted Share Units are paid in Class B Common Stock, one or more stock certificates for the appropriate number of shares of Class B Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; PROVIDED, HOWEVER, that such certificates shall bear


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such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

SECTION 4.5 TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR PERMANENT
DISABILITY.

         In the event that (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its subsidiaries other than for Cause, termination by the Company or any of its subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs prior to the date or dates on which Restricted Share Units vest, the Participant shall forfeit all unvested Restricted Share Units as of the date of such event, unless, other than due to a Termination for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Share Units shall vest as of the date of such event, in which case, in the discretion of the Committee, either certificates representing shares of Class B Common Stock or a cash payment equal to the Fair Market Value of the shares of Class B Common Stock, shall be delivered in accordance with Section 4.4 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.


                                    ARTICLE V

                     PROVISIONS APPLICABLE TO PHANTOM SHARES

SECTION 5.1  GRANTS OF PHANTOM SHARES.

         The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Class B Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 5.3 hereof) for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 5.4 hereof) for such Phantom Shares.

SECTION 5.2  APPRECIATION VALUE.

         (a) VALUATION DATES; MEASUREMENT OF APPRECIATION VALUE. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom


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Shares whose Appreciation Value is to be calculated on each such Valuation Date.
Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

         (b) PAYMENT OF APPRECIATION VALUE. Except as otherwise provided in
Section 5.5 hereof, and subject to the limitation contained in Section 5.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.

SECTION 5.3  VESTING.

         The Committee may, in its discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time, from the Date of Grant, as may be specified in a vesting schedule contained therein.

SECTION 5.4  LIMITATION ON PAYMENT.

         The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

SECTION 5.5 TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR PERMANENT
DISABILITY.

         (a) TERMINATION OTHER THAN FOR CAUSE, OR DUE TO RETIREMENT, DEATH OR PERMANENT DISABILITY. Except as otherwise provided in this Section 5.5, if, before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares, (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement or (ii) the Participant's death or Permanent Disability occurs, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant following the originally scheduled Valuation Date applicable thereto in accordance with Section 5.2(b) hereof. Upon the occurrence of an event described in this Section 5.5(a), all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.



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

         (b) TERMINATION FOR CAUSE. If a Participant's employment with the Company or any of its subsidiaries ends due to a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.


                                   ARTICLE VI

                       EFFECT OF CERTAIN CORPORATE CHANGES

         In the event of a merger, consolidation, stock-split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Class B Common Stock, the Committee shall make such adjustments to (i) the number and kind of securities subject to any Stock Options or Stock Appreciation Rights or the number and kind of Restricted Shares, Restricted Share Units or Phantom Shares granted to each Participant,
(ii) the exercise price of any Outstanding Stock Options or Stock Appreciation Rights or the Initial Value of any Outstanding Phantom Shares, and (iii) the maximum number and kind of securities referred to in Section 1.5 and Section 1.6 of the Plan, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve the benefits or potential benefits intended to be made available hereunder. Such determinations shall be conclusive and binding for all purposes.


                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.1  NO RIGHTS TO GRANTS OR CONTINUED EMPLOYMENT.

         Nothing in the Plan or in any Agreement, nor the grant of any Option, Phantom Share, Restricted Share, Restricted Share Unit, or Stock Appreciation Right, shall confer upon any individual any right to be employed by the Company or any subsidiary thereof, nor to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, including the right to receive any future Grants under the Plan or any other plan of the Company or any subsidiary thereof or interfere with or limit the right of the Company or any subsidiary thereof to modify the terms of or terminate such individual's employment at any time.

SECTION 7.2  RESTRICTION ON TRANSFER.

         The rights of a Participant with respect to Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares shall not be transferable by the Participant to whom such Stock Options, Stock Appreciation Rights,

Restricted Shares, Restricted Share Units or Phantom Shares are granted, except
(i) by will or the laws of descent and distribution or (ii) with respect to Non-Qualified Stock Options, subject to the prior approval of the Committee, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, in each case subject to the condition that the Committee shall be satisfied that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor and subject to such other conditions as the Committee may impose.

SECTION 7.3  TAXES.

         The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's estate any federal, state, local or other taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right or delivery of any certificate(s) for shares of Class B Common Stock, that an additional amount be paid in cash equal to the amount of any federal, state, local or other taxes owed as a result of such exercise. Any Participant who makes an election under Section 83(b) of the Code to have his receipt of shares of Restricted Stock taxed in accordance with such election must give notice to the Company of such election immediately upon making a valid election in accordance with the rules and regulations of the Code. Any such election must be made in accordance with the rules and regulations of the Code.

SECTION 7.4  STOCKHOLDER RIGHTS.

         No Grant under the Plan shall entitle a Participant or a Participant's estate or permitted transferee to any rights of a holder of shares of Class B Common Stock of the Company, except as provided in Article III with respect to Restricted Shares or when and until share certificates are delivered upon exercise of a Stock Option or when and until share certificates are delivered in settlement of a Stock Appreciation Right or a Restricted Share Unit.

SECTION 7.5  NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES.

         The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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SECTION 7.6  SOURCE OF PAYMENTS.

         The general funds of the Company shall be the sole source of cash settlements of Stock Appreciation Rights or Restricted Share Units under the Plan and payments of Appreciation Value and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent a person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

SECTION 7.7  EXERCISE PERIODS FOLLOWING TERMINATION OF EMPLOYMENT.

         For the purposes of determining the dates on which Grants may be exercised following a termination of employment or following the Retirement, death or Permanent Disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Grant may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date a Grant may be exercised is the last business day preceding the end of the exercise period.

SECTION 7.8  BREACH OF AGREEMENTS.

         The Committee may include in any Agreement a provision requiring the Participant to return gains (as defined by the Committee) realized on Grants made under the Plan in the event the Committee determines that a material breach of specified obligations under one or more written agreements between a Participant and the Company has occurred during the one year period after termination of the Participant's employment with the Company or a subsidiary.


                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

         The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; PROVIDED, HOWEVER, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is listed. No termination or amendment of the Plan may, without the consent of the Participant to whom a grant has been made, adversely affect the rights of such Participant in the Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares covered by such Grant. Unless previously terminated pursuant to this Article VIII, the

Plan shall terminate on the fifth anniversary of the Effective Date (as defined below), and no further Grants may be awarded hereunder after such date.


                                   ARTICLE IX

                                 INTERPRETATION

SECTION 9.1  GOVERNMENTAL REGULATIONS.

         The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

SECTION 9.2  HEADINGS.

         The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

SECTION 9.3  GOVERNING LAW.

         The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                    ARTICLE X

                     EFFECTIVE DATE AND STOCKHOLDER APPROVAL

         The Plan became effective upon its adoption by the Board on May 25, 2000, subject to approval by the stockholders of the Company which approval was obtained on June 29, 2000. This amendment and restatement of the Plan became effective upon its adoption by the Board on January 31, 2001.



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